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                         DRESDNER RCM GLOBAL FUNDS, INC.
                       SUPPLEMENT DATED NOVEMBER 19, 2001
                     TO THE PROSPECTUS DATED APRIL 30, 2001


On July 23, 2001, Allianz AG ("Allianz") acquired substantially all of the shares of Dresdner Bank AG, the parent company of Dresdner RCM Global Investors LLC, the Funds' Investment Manager. Allianz and its subsidiaries comprise one of the world's largest insurance groups. The acquisition constituted an "assignment" and termination of the Funds' Management Agreements with the Investment Manager under the Investment Company Act of 1940, and the Funds are currently operating under interim management agreements with the Investment Manager which expire on December 20, 2001. The Board of Directors of Dresdner RCM Global Funds, Inc. (the "Global Company") has approved new management agreements with the Investment Manager with terms substantially the same as the former Management Agreements, subject to shareholder approval, and has scheduled a meeting of the shareholders of the Funds for December 5, 2001 (the "Meeting") to consider approval of the new management agreements.

The Board of Directors of the Global Company has also approved a proposal for the tax-free reorganization of each of the Funds into a newly created series of PIMCO Funds: Multi-Manager Series (the "New Funds"), subject to shareholder approval at the Meeting and customary closing conditions. If the shareholders of a Fund approve the proposal and the reorganization closes, each holder of Class I or Class N shares of the Fund will receive the same number of shares of a similar class of the corresponding New Fund.

The New Funds will have substantially the same investment objectives, policies and strategies as the existing Funds. PIMCO Advisors L.P. ("PALP") will be the investment adviser to the New Funds, and will delegate portfolio management responsibility for the New Funds to the Investment Manager. Beginning in February 2002, shareholders of the New Funds will also have the right to exchange their shares at any time for the same class of shares of the other series of PIMCO Funds: Multi-Manager Series (currently more than 30 series, primarily equity funds managed by PALP and its affiliates).

The New Funds will have a "unified fee" structure, under which the New Funds will pay a single fee to PALP for all necessary administrative services, and PALP will at its own cost provide or arrange for the provision of most of such services, including services of third-party service providers such as auditors, legal counsel, custodians, portfolio accounting agents, transfer agents and printing. PALP has agreed to limit the total operating expenses for each New Fund to the same level as the Investment Manager's current limit on the expenses of the corresponding existing Fund, for the same period as the current limit (except that the limit will be extended to June 30, 2003 for the Europe Fund and will be reduced to June 30, 2003 for the Large Cap Fund). Thereafter, total expense levels for a number of the New Funds will increase, but in most cases will still be lower than the current levels of the existing Funds without expense waivers.

At the Meeting, shareholders will also be asked to approve the following additional matters: (i) shareholders of each Fund will be asked to approve a new Advisory Agreement with PALP and a new Portfolio Management Agreement with the Investment Manager, in the same forms as will be adopted by the corresponding New Fund, to go into effect immediately prior to the Fund's reorganization; and
(ii) shareholders of each of the MidCap Fund and Small Cap Fund will be asked to approve amendment of the Fund's fundamental investment policy relating to lending, removing the percentage limitation on the value of the Fund's portfolio securities available for lending.

All of these matters are described in detail in a proxy statement sent to shareholders on or about October 24, 2001.

THE FOLLOWING INFORMATION REPLACES (WITH THE EXCEPTION OF THE GLOBAL TECHNOLOGY
FUND) THE INFORMATION FOUND UNDER THE HEADING "THE PORTFOLIO MANAGERS" ON PAGES 34 THROUGH 36.

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Each of the Funds (with the exception of the Global Technology Fund) is managed on a team basis, and no individual is separately responsible for the day-to-day management of the Funds.

The Large Cap Equity Team is primarily responsible for the day-to-day management of the Large Cap Growth Fund and the equity portion of the Balanced Fund.

The Private Client Group Equity Portfolio Management Team is primarily responsible for the day-to-day management of the Tax Managed Growth Fund.

The MidCap Equity Team is primarily responsible for the day-to-day management of the MidCap Fund.

The Small Cap Equity Team is primarily responsible for the day-to-day management of the Global Small Cap Fund and Small Cap Fund.

The Fixed-Income Team is primarily responsible for the fixed-income portion of the Balanced Fund.

The Health Care Team is primarily responsible for the day-to-day management of the Global Health Care Fund and Biotechnology Fund.

The International Equity Team is primarily responsible for the day-to-day management of the International Growth Equity Fund, Emerging Markets Fund and Europe Fund.